FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 10, 2003




                 Brown-Benchmark Properties Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       000-16698               31-1209608
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


     300 East Lombard Street, Baltimore, Maryland                21202
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


               225 East Redwood Street, Baltimore, Maryland 21202
         (Former name or former address, if changed since last report.)

                 Brown-Benchmark Properties Limited Partnership


                                      Index

                                                                Page(s)

Item 1   Changes in Control of Registrant                     Inapplicable

Item 2   Acquisition or Disposition of Assets                       1

Item 3   Bankruptcy or Receivership                           Inapplicable

Item 4   Changes in Registrant's Certifying Accountant        Inapplicable

Item 5   Other Events                                         Inapplicable

Item 6   Resignations of Registrant's Directors               Inapplicable

Item 7   Financial Statements and Exhibits:

         Narrative                                                  1
         Pro Forma Balance Sheet as of June 30, 2003                2
         Pro Forma Statement of Operations for the six
                  months ended June 30, 2003                        3
         Pro Forma Statement of Operations for the year
                  ended December 31, 2002                           4
         Notes to Pro Forma Financial Statements                    5


Item 8   Change in Fiscal Year                                 Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S   Inapplicable

Signatures                                                          6

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP



Item 2.  Acquisition or Disposition of Assets

The Partnership sold two of its three properties through October 15, 2003.

On October 10, 2003, the Partnership sold its Woodhills 186-unit residential multifamily apartment complex, located in West Carrollton, Montgomery County, Ohio, for $6,900,000. The Partnership's investment in the property was $3,153,052, net of depreciation of $4,743,426 at June 30, 2003.

On October 15, 2003, the Partnership sold its Oakbrook 181-unit residential multifamily apartment complex, located in Reynoldsburg, Franklin County, Ohio, for $6,850,000. The Partnership's investment in the property was $3,313,367, net of depreciation of $4,553,264 at June 30, 2003.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sales of the Woodhills and Oakbrook properties as of June 30, 2003. The unaudited proforma Statements of Operations assumes the sales of the properties on January 1, 2003, and January 1, 2002.

This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the period ended June 30, 2003.

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                             Pro Forma Balance Sheet
                                    Unaudited

                                                         June 30,
                                                          2003              Pro Forma                 Pro Forma
                                                        Historical         Adjustments                 Results
                                                    ----------------  -------------------         ----------------
Assets
  Investment in real estate                         $    10,826,191   $       (6,466,419) (1)     $     4,359,772
  Cash and cash equivalents                                 264,946              (52,182) (2)             212,764
  Other assets
    Accounts receivable                                      29,817              (19,373) (2)              10,444
    Prepaid expenses                                        127,672              (56,819) (2)              70,853
    Escrow for real estate taxxes                           162,393              (98,178) (2)              64,215
                                                      --------------  -------------------         ----------------

                                                    $    11,411,019   $       (6,692,971)         $     4,718,048
                                                    ================  ===================         ================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses           $       569,699   $         (360,453) (2)     $       209,246
    Tenant security deposits                                149,707              (83,308) (2)              66,399
    Due to affiliate                                         17,502                                        17,502
    Mortgage loans payable                               13,033,290           (7,820,612) (2)           5,212,678
                                                    ----------------    ---------------           ----------------
                                                         13,770,198           (8,264,373)               5,505,825
                                                    ----------------    -----------------         ----------------


  Partners' Capital
    General Partner                                        (260,786)              15,714 (1&2)           (245,072)
    Assignor Limited Partner:
      Assignment of Limited Partnership
        Interests - $25 stated value per unit,
        500,000 units outstanding                        (2,013,413)           1,555,564 (1&2)           (457,849)
    Limited Partnership Interests-
      $25 stated value per unit,
      40 units outstanding                                  (85,080)                 124 (1&2)            (84,956)
    Subordinated Limited Partner                                100                    - (1&2)                100
                                                    ----------------  -------------------         ----------------
                                                         (2,359,179)           1,571,402                 (787,777)
                                                    ----------------  -------------------         ----------------

                                                    $    11,411,019   $       (6,692,971)         $     4,718,048
                                                    ================  ===================         ================

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                        Pro Forma Statement of Operations
                                    Unaudited

                                                           Six Mos.
                                                           June 30,
                                                            2003             Pro Forma             Pro Forma
                                                          Historical        Adjustments             Results
                                                     ------------------  ----------------      ---------------
Revenues
  Rental income                                      $       2,115,321   $    (1,264,971)(3)   $      850,350
  Interest income                                                  608                                    608
                                                     ------------------  ----------------      ---------------
                                                             2,115,929        (1,264,971)             850,958
                                                     ------------------  ----------------      ---------------

Expenses
  Compensation and benefits                                    226,279          (142,279)(3)           84,000
  Utilities                                                    153,581           (80,941)(3)           72,640
  Property taxes                                               217,741          (162,966)(3)           54,775
  Maintenance and repairs                                      260,465          (143,202)(3)          117,263
  Property management fee                                       91,622           (53,169)(3)           38,453
  Advertising                                                   36,887           (15,416)(3)           21,471
  Insurance                                                     55,479           (31,094)(3)           24,385
  Other                                                         52,762           (29,888)(3)           22,874
  Administrative and professional fees                          51,595                                 51,595
  Interest expense                                             471,306          (285,991)(3)          185,315
  Depreciation of property and equipment                       468,180          (293,580)(3)          174,600
                                                     ------------------  ----------------      ---------------
                                                             2,085,897        (1,238,526)             847,371
                                                     ------------------  ----------------      ---------------

Net earnings (loss)                                  $          30,032   $       (26,445)(4)   $        3,587
                                                     ==================  ================      ===============

Net earnings (loss) per unit of assignee and
  limited partnership interest-basic                 $            0.06   $         (0.05)      $         0.01
                                                     ==================  ================      ===============

Cash distributions per unit of assignee and
  limited partnership interests                      $            0.37   $         (0.25)(5)   $         0.12
                                                     ==================  ================      ===============

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                        Pro Forma Statement of Operations
                                    Unaudited

                                                           Twelve Mos.
                                                             Dec. 31,
                                                              2002            Pro Forma               Pro Forma
                                                            Historical          Adjustments            Results
                                                       ------------------ ---------------------  -----------------
Revenues
  Rental income                                        $       4,051,334  $    (2,453,218)(3)    $      1,598,116
  Interest income                                                  1,715                                    1,715
                                                       ------------------ ----------------       -----------------
                                                               4,053,049       (2,453,218)              1,599,831
                                                       ------------------ ----------------       -----------------

Expenses
  Compensation and benefits                                      444,203         (279,039)(3)             165,164
  Utilities                                                      318,909         (198,693)(3)             120,216
  Property taxes                                                 375,173         (270,933)(3)             104,240
  Maintenance and repairs                                        466,439         (328,112)(3)             138,327
  Property management fee                                        182,060         (109,930)(3)              72,130
  Advertising                                                     66,817          (30,411)(3)              36,406
  Insurance                                                      118,479          (75,231)(3)              43,248
  Other                                                          104,627          (58,913)(3)              45,714
  Administrative and professional fees                           103,811           (1,158)(3)             102,653
  Interest expense                                             1,061,400         (609,429)(3)             451,971
  Depreciation of property and equipment                         954,191         (598,523)(3)             355,668
  Amortization of loan fees                                       10,340           (6,230)(3)               4,110
                                                       ------------------ ----------------       -----------------
                                                               4,206,449       (2,566,602)              1,639,847
                                                       ------------------ ----------------       -----------------

Net earnings (loss)                                    $        (153,400) $       113,384 (4)    $        (40,016)
                                                       ================== ================       =================

Net earnings (loss) per unit of assignee and
  limited partnership interest-basic                   $           (0.30) $          0.22        $          (0.08)
                                                       ================== ================       =================

Cash distributions per unit of assignee and
  limited partnership interests                        $            1.31  $         (0.87)(5)    $           0.44
                                                       ================== ================       =================


                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
The Partnership sold two of its three properties through October 15, 2003.

On October 10, 2003, the Partnership sold its Woodhills 186-unit residential multifamily apartment complex, located in West Carrollton, Montgomery County, Ohio, for $6,900,000. The Partnership's investment in the property was $3,153,052, net of depreciation of $4,743,426 at June 30, 2003.

On October 15, 2003, the Partnership sold its Oakbrook 181-unit residential multifamily apartment complex, located in Reynoldsburg, Franklin County, Ohio, for $6,850,000. The Partnership's investment in the property was $3,313,367, net of depreciation of $4,553,264 at June 30, 2003.

Investment in real estate and partners' capital have been adjusted to reflect the sales of the properties as of June 30, 2003.

NOTE 2
Cash, current assets, current liabilities and the mortgage loans payable have been adjusted to reflect reductions in these items as if the properties were sold as of June 30, 2003.

NOTE 3
The capital gain realized on the sales of the properties is not included in the pro forma statements of operations.

Rental income and expenses, including depreciation, have been adjusted in the statements of operations for the six months ended June 30, 2003, and the twelve months ended December 31, 2002, to reflect reductions in these items as if the properties were sold at the beginning of the year.

NOTE 4
The Partnership's income (loss) for income tax purposes differs from the income
(loss) for financial reporting purposes due to differences in the Partnership's computation of depreciation for income tax purposes. For income tax purposes real property, other than land, and personal property are being depreciated over 27 1/2 and 7 years, respectively, using the Modified Accelerated Cost Recovery System.

NOTE 5
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the six months ended June 30, 2003, and the twelve months ended December 31, 2002, are based upon 500,040 units outstanding.

Cash distributions per unit were derived from working capital reserves and net earnings from operations during the six months ended June 30, 2003, and the twelve months ended December 31, 2002.

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP




DATE:  October 20, 2003           By:    /s/  John M. Prugh
                                     John M. Prugh
                                     President
                                     Brown-Benchmark AGP, Inc.
                                     Administrative General Partner





DATE:  October 20, 2003           By:    /s/   Timothy M. Gisriel
                                     Timothy M. Gisriel
                                     Treasurer
                                     Brown-Benchmark AGP, Inc.
                                     Administrative General Partner








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